UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2024

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500,	77063
Houston, Texas
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 7, 2024, Whitestone REIT, operating through its subsidiary Whitestone REIT Operating Partnership, L.P. (the “Borrower”), entered into the First Amendment to Third Amended and Restated Credit Agreement and Incremental Term Loan Joinder (the “Amendment”) among the Borrower, certain subsidiaries of the Borrower, as guarantors signatory thereto, Bank of Montreal, as administrative agent for the lenders (in such capacity, the “Agent”) and L/C Issuer and Associated Bank, National Association (the “Series One Incremental Term Loan Lender”), which amends that certain Third Amended and Restated Credit Agreement, dated as of September 16, 2022 (as amended by the Amendment, the “Credit Agreement”) by and among the Agent, the other lenders party thereto from time to time and the Borrower.

The Amendment, among other things, establishes an additional series of term debt (the “Series One Incremental Term Loan”) in the amount of $20 million and has a maturity date of January 31, 2028 consistent with the existing Term Loan (as defined in the Credit Agreement). The Series One Incremental Term Loan accrues interest (at the Borrower’s option) at a Base Rate (as defined in the Credit Agreement) or Adjusted Term SOFR (as defined in the Credit Agreement) plus an applicable margin based upon the Borrower’s then existing leverage and is subject to adjustment as set forth in the Credit Agreement. In addition, the Borrower entered into an interest rate swap to fix the interest rate on the Series One Incremental Term Loan at 3.665% plus bank credit spreads (that are currently 1.5%, through January 31, 2024), or an all-in rate of 5.165%.

The proceeds of the Series One Incremental Term Loan will be used to pay down a portion of the Borrower’s outstanding Revolving Loan (as defined in the Credit Agreement) borrowings.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibits 10.1, hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Agreement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
First Amendment to Third Amended and Restated Credit Agreement and Incremental Term Loan Agreement dated October 7, 2024, by and among Whitestone REIT Operating Partnership, L.P., as a borrower, the Guarantors signatories thereto, Bank of Montreal, as Administrative Agent and Associated Bank National Association, as the Series One Incremental Term Loan Lender

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	October 11, 2024	By: /s/ John S. Hogan
Name: John S. Hogan Title: Chief Financial Officer